Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments:
Investments:	$ 361,766,055	$ 310,084,024
Investments, at fair value	31,605,346	32,342,928
Investments, at contract value	393,371,401	342,426,952
Receivables:
Company contributions	323,208	252,058
Participant contributions	212	212
Notes receivable from participants	9,185,413	8,473,067
Total receivables	9,508,833	8,725,337
Net assets available for benefits	$ 402,880,234	$ 351,152,289